UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 24, 2026

PIMCO Strategic Income Fund, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

811-08216	94-3194834
(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(844) 337-4626

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	RCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Investment Guideline Change

Effective as of July 24, 2026, PIMCO Strategic Income Fund, Inc. (the “Fund”) is permitted to invest without limitation in commercial mortgage-related securities.

Additionally, effective as of July 24, 2026, the Fund may invest up to 50% of its total assets in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Ratings or below BBB- by either S&P Global Ratings or Fitch Ratings, Inc.), or unrated but determined by PIMCO to be of comparable quality to securities so rated.

The disclosure change will be reflected in the Fund’s shareholder reports beginning with the Fund’s annual shareholder report on Form N-CSR for the 12-month reporting period ended June 30, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIMCO Strategic Income Fund, Inc.

By:	/s/ Ryan G. Leshaw
Name:	Ryan G. Leshaw
Title:	Chief Legal Officer and Secretary

Date: June 24, 2026